Exhibit 10.3

AMENDMENT NO. 2 TO THE
PROMISSORY NOTES

This AMENDMENT NO. 2 TO THE PROMIISSORY NOTES (this “Amendment”), dated as of December 4, 2025, is made by and between INSPIRE VETERINARY PARTNERS, INC., a Nevada corporation, (the “Company”) and Target Capital 1 LLC (the “Holder”). All capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Notes.

WHEREAS, on June 10, 2025 and June 30, 2025 the Company issued to the Holder certain identical Promissory Notes, as amended on August 18, 2025, (collectively, the “Notes”) in the aggregate principal amount of $1,250,000; and

WHEREAS, the Company and the Holder desire to enter into this Amendment to amend the Notes as set forth herein.

NOW THEREFORE, in consideration of the foregoing mutual premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree to amend the Notes as follows:

1. Section 1.06 “Conversion Rights” shall be amended and restated in its entirety to state the following:

“At any time prior to repayment in full of this Note, the Holder shall have the right, at its option, to convert all or any portion of the outstanding Principal Amount and any accrued but unpaid interest under this Note into shares of the Company’s Common Stock at a fixed conversion price of $1.00 per share (the “Fixed Conversion Price”), subject to customary adjustments for stock splits, combinations, reclassifications, and similar events. Following the occurrence and during the continuance of a Triggering Event (as defined below), the Holder may alternatively elect to convert into Common Stock at the “Alternate Conversion Price” equal to the lesser of: (i) the applicable conversion price, and the greater of (A) the floor price of $0.05 (the “Floor Price”); and (B) 80% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days immediately prior to such conversion. A “Triggering Event” will mean the occurrence of a Triggering Event under Section 5(a)(i), (ii), (iii), (iv) (with respect to any conversion or compliance failures relating to the Note), (viii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv) (with respect to breaches of any provision of this Note), (xvi), (xix), (xx) or (xxi) (with respect to any provison of this Note) of the Certificate of Designation for the Company’s Series B Convertible Preferred Stock. Conversions under this Section 1.06 shall be made by delivery to the Company of a written notice of conversion (a “Conversion Notice”), in substantially the form attached hereto as Exhibit A, specifying the amount of the Note to be converted and whether the Holder is converting under the Fixed Conversion Price or Alternate Conversion Price. The Company shall issue the applicable number of shares of Common Stock to the Holder within five (5) business days of receipt of the Conversion Notice.

2. Section 1.07 “Holder’s Conversion Limitations” shall be added to the Notes and state the following:

“The Company shall not effect any conversion of principal and/or interest of this Note, and the Holder shall not have the right to convert any principal and/or interest of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 1.07, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 1.07 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.07, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the U.S. Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1.07, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 1.07 shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.07 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.”

3. Except as specifically amended hereby, the Notes shall remain in full force and effect and all other terms of the Notes shall remain unchanged. To the extent any provision of the Notes is inconsistent with this Amendment, this Amendment shall control.

4. This Amendment represents the entire and integrated agreement of the parties with the respect to the subject matter hereof, and shall supersede all prior or contemporaneous discussions, agreements or understandings of the parties with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Holder have caused their respective signature pages to this Amendment to be duly executed as of the date first written above.

COMPANY

INSPIRE VETERINARY PARTNERS, INC.

By:	/s/ Kimball Carr
Name:	Kimball Carr
Title:	Chief Executive Officer

HOLDER

TARGET CAPITAL 1 LLC

By:	/s/ Dmitriy Shapiro
Name:	Dmitriy Shapiro
Title:	Managing Director

Exhibit A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and interest under the Promissory Note dated ________ of Inspire Veterinary Partners, Inc. (the “Company”), into shares of its Class A common stock (the “Common Stock”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 1.07 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:______________________________________

Principal Amount of Note to be Converted:________________________

Conversion Price:_______________

Number of shares of Common Stock to be issued:___________________

☐	If this Conversion Notice is being delivered with respect to an Alternate Conversion, check here if Holder is electing to use the following Alternate Conversion Price: _________________

Please issue the Common Stock into which the Note is being converted to Holder, or for its benefit, as follows:

☐	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:______________________________________________________

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: __________________________

DTC Number: __________________________

Account Number: __________________________

Date: __________________________

__________________________
Name of Holder

By:
Name:
Title:

Tax ID:____________________

E-mail Address:___________________

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